UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-8168

					Aquila Rocky Mountain Equity Fund
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31

				Date of reporting period:	6/30/04

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.


[Logo of Aquila Rocky Mountain Equity Fund: a rectangle with a drawing of two mountains and the words "Aquila Rocky Mountain Equity Fund"]

                        AQUILA ROCKY MOUNTAIN EQUITY FUND

                               SEMI-ANNUAL REPORT

                              MANAGEMENT DISCUSSION

      Aquila Rocky Mountain Equity Fund's Class A shares had a total return of 4.65% without provision for sales charges, for the six months ended June 30, 2004. This compares to the S&P 500 with a total return of 3.44% and the Russell 2000 Index with a total return of 6.80%.

      For the five  years  cumulatively  ending  June  30,  2004,  Aquila  Rocky
Mountain A Shares; before provision for sales charges, had a total return of 38.01% compared to -10.54% for the S&P 500 and 38.46% for the Russell 2000 Index.

      We do not have a perfect benchmark or performance comparison for the Fund since we invest in companies in a specific region rather than a specific size. At mid-year 2004, 18.1% of the Fund was invested in companies with a market capitalization of over $10 billion (large cap companies), 38.4% of the Fund was invested in companies with a market capitalization between $2 billion and $10 billion (mid-cap) and 43.49% of the Fund was invested in small and micro-cap companies (below $2 billion.)

      We continued to use our growth at a reasonable price (GARP) or core investment style in 2004. We look for good growth companies that are selling at what we believe to be a reasonable price relative to their growth rates. For the first six months of 2004, the Lipper median for U.S. equity mutual funds that invest in different sized companies using a core style (multi-cap core) was 3.34% compared to the 4.65%, without provision for sales charges, for Aquila Rocky Mountain Equity Fund.

      At mid-year we had holdings of 57 companies in the portfolio across a number of industries. We work to hold our individual position sizes to 5% or less of the portfolio and try to diversify the Fund across industries. We believe this helps control specific security risk as well as industry risk. Our biggest individual position size on June 30th was Microchip Technology at 3.76% of the portfolio.

      The five best performers in the Fund during the first half of 2004 were from four industries and four states. Coldwater Creek, based in Sandpoint, Idaho had a total return of 140.6%. This retailer which serves women in the 45 - 60 age range is benefiting from new stores to complement its catalogue operation. Station Casinos based in Las Vegas, Nevada was up 59.2%, benefiting from population growth in Nevada and management fees from its new native American gaming businesses. Shufflemaster, a Las Vegas-based provider of card shuffling systems and other table gaming equipment, benefited from the growth of native American gaming in many states, was up 57.8%. Mobile Mini, a Tempe, Arizona based provider of mobile storage units, was up 44.07%, also benefiting from a pickup in the economy. Atrix Laboratories, a Fort Collins, Colorado based provider of drug delivery systems was up 42.6%. The company benefited from new product approvals and the news that the company would be acquired.

     Our three worst performers were also from different industries. McData is a Broomfield, Colorado based provider of switches and software for storage networks. This market segment has experienced a slow-down in demand over the past six months, pulling the stock down 43.5%. NPS Pharmaceuticals is a Salt
Lake City based developmental stage drug company that is not yet producing earnings but has several products nearing market. Despite the new products, the stock declined 31.5%. During a period of rising interest rates, the market tends to penalize developmental stage companies since they are not yet producing earnings or dividends. That is why we tend to limit our exposure to developmental stage companies. Merit Medical, a Jordan, Utah based med-tech provider was down 28.4%. The company had a price pullback in part because several new products were delayed.

      We continue to work to invest the Fund strategically since we believe that trading and transaction costs do matter. We prefer to do our own research, focusing on the two to five year time frame. We are often surprised by how short term oriented many investors are. We continue to look for the best management teams in the Rocky Mountain region to invest in for our shareholders.

      Currently we have four companies in the portfolio in the process of being acquired. They are all small cap companies. This suggests to us that small cap companies are still priced attractively. Larger companies may also be looking for ways to enhance their growth rates in a slower growth environment. The four companies in the process of being acquired are: Unisource (the old Tucson Electric Power), Prima Energy, Evergreen Resources and Atrix Labs. We are working hard to replace these companies in the portfolio. We would note that we especially hate to lose Prima Energy as a holding. Dick Lewis, Prima's founder and CEO, has achieved what we believe to be superior results over time due to his personal integrity and discipline and focusing on what would be best for investors for the long term, rather than allowing himself to be influenced by short term market forces.

      We continue to harvest short term trading losses to use to offset capital gains in the future. At mid-year, we are carrying over trading losses that we will be able to use to offset gains from the acquisitions of the four companies that will close in the second half of 2004.

      During the first half of 2004, we had three companies with stock splits and one company that paid a stock dividend. Medicis Pharmaceutical split their shares two for one on January 26th. Shufflemaster split their shares three for two on April 19th and Glacier Bancorp split their shares five for four on May 21st. MDC paid a 10% stock dividend on March 4th. While stock splits and stock dividends are really just an accounting adjustment, they often attract investor attention.

      During the first half of 2004, small cap stocks as measured by the Russell 2000 outperformed large cap stocks as measured by the S&P 500. This outperformance of small cap stocks has continued for the past five and a half years. While market leadership for the entire year is still to be determined, we believe small cap outperformance could continue. We find the current period similar to the 1974-1983 period when small caps as measured by the Russell 2000 outperformed every year. Both periods were preceded by a period in which valuations of large capitalization stocks reached an extreme level. In 1973, it was the "Nifty 50" and in 1999, it was the "Technology Bubble."

      At year-end we noted that we thought that 2004 could be quite a different year from 2003 due to more market volatility coming from changes in interest rates and possibly currencies. Changes in commodity prices are also causing some pressures on earnings and on the economy. In the last six weeks, we have seen evidence that the economy is slowing, caused in part by oil prices near $40. Both consumers and businesses alike are being squeezed by oil prices at this level. We attribute the pull back in the stock market from its highs of the first half to some adjustment in earnings expectations along with multiple contraction in part caused by rising interest rates. Once these adjustments are fully discounted in the market, the market should be able to move in line with earnings growth.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 2004
                                   (UNAUDITED)

                                                                       MARKET
  SHARES     COMMON STOCKS - 88.4%                                      VALUE
----------   ----------------------------------------------------   -----------
             BASIC INDUSTRY - 10.1%
    18,000   Allied Waste Industries, Inc.+.......................  $   237,240
     3,500   Ball Corp............................................      252,175
     7,000   Boise Cascade Corp...................................      263,480
     9,000   Knight Transportation, Inc.+.........................      258,570
     5,000   Newmont Mining Corp..................................      193,800
     3,500   Phelps Dodge Corp.+..................................      271,285
     8,000   SkyWest, Inc.........................................      139,280
                                                                    -----------
                                                                      1,615,830
                                                                    -----------

             BUSINESS SERVICES - 3.0%
    10,000   Intrado, Inc.+.......................................      160,900
    12,000   Viad Corp............................................      324,120
                                                                    -----------
                                                                        485,020
                                                                    -----------

             CAPITAL SPENDING - 4.4%
     6,000   Advanced Energy Industries, Inc.+....................       94,320
    22,000   Mity Enterprises, Inc.+..............................      375,100
     8,000   Mobile Mini, Inc.+...................................      227,280
                                                                    -----------
                                                                        696,700
                                                                    -----------

             CONSUMER CYCLICALS - 2.0%
     4,950   M.D.C. Holdings, Inc.................................      314,869
                                                                    -----------

             CONSUMER SERVICES - 21.9%
     4,000   Action Performance Companies, Inc....................       60,280
     4,000   Apollo Group, Inc. (Class A)+........................      353,160
    22,500   Coldwater Creek, Inc.+...............................      595,575
     3,400   Comcast Corp. (Special Class A)+.....................       93,874
    10,000   Echostar Communications Corp. (Class A)+.............      307,500
    15,000   International Game Technology........................      579,000
    22,000   Liberty Media Corp. (Class A)+.......................      197,780
     1,100   Liberty Media International, Inc. Class A+...........       40,810
     6,000   MGM MIRAGE+..........................................      281,640
     5,000   PETsMART, Inc........................................      162,250
     5,000   P.F. Chang's China Bistro, Inc.+.....................      205,750
     6,000   Shuffle Master, Inc.+................................      217,860
     8,000   Station Casinos, Inc.................................      387,200
                                                                    -----------
                                                                      3,482,679
                                                                    -----------

             CONSUMER STAPLES - 1.0%
     6,000   Albertson's, Inc.....................................  $   159,240
                                                                    -----------

             ENERGY - 4.9%
     5,000   Evergreen Resources, Inc.+...........................      202,000
     7,000   Headwaters, Inc.+....................................      181,510
    10,000   Prima Energy Corp.+..................................      395,700
                                                                    -----------
                                                                        779,210
                                                                    -----------

             FINANCIAL - 10.1%
    12,000   First State Bancorporation...........................      370,320
    12,500   Glacier Bancorp, Inc.................................      352,125
    10,000   Janus Capital Group, Inc.............................      164,900
     4,500   Wells Fargo & Company................................      257,535
     7,500   Zions Bancorporation.................................      460,875
                                                                    -----------
                                                                      1,605,755
                                                                    -----------

             HEALTH CARE - 11.3%
     9,000   Atrix Laboratories, Inc.+............................      308,520
    12,000   Medicis Pharmaceutical Corp. (Class A)...............      479,400
    28,001   Merit Medical Systems, Inc.+.........................      446,056
    10,000   Myriad Genetics, Inc.+...............................      149,200
     6,000   NPS Pharmaceuticals, Inc.+...........................      126,000
    19,000   Sonic Innovations, Inc.+.............................      107,730
     4,000   Ventana Medical Systems, Inc.+.......................      190,120
                                                                    -----------
                                                                      1,807,026
                                                                    -----------

             TECHNOLOGY - 15.8%
     3,000   Altiris, Inc.+.......................................       82,830
    11,000   Avnet, Inc.+.........................................      249,700
    18,000   CIBER, Inc.+.........................................      147,960
    11,000   First Data Corp......................................      489,720
     5,000   Inter-Tel, Inc.......................................      124,850
    10,000   JDA Software Group, Inc.+............................      131,700
     7,000   McData Corp. (Class A)+..............................       37,660
    19,000   Microchip Technology, Inc............................      599,260
    16,000   Micron Technology, Inc.+.............................      244,960
    14,000   SBS Technologies, Inc.+..............................  $   224,980
    12,000   SpectraLink Corp.....................................      178,800
                                                                    ------------
                                                                      2,512,420
                                                                    ------------

             UTILITIES - 3.9%
     4,000   Kinder Morgan, Inc...................................       237,160
     3,000   Pinnacle West Capital Corp...........................       121,170
     5,000   Questar Corp.........................................       193,200
     3,000   UniSource Energy Corp................................        74,550
                                                                    ------------
                                                                         626,080
                                                                    ------------
                  Total Common Stocks (cost $9,031,248)...........    14,084,829
                                                                    ------------

   FACE
  AMOUNT     SHORT-TERM INVESTMENTS - 9.1%
----------   -------------------------------------------------
$  725,000   AIM S-T Invest. Co. Prime Port. Inst. Cl. Money
               Market Fund....................................           725,000
   725,000   One Group Prime Money Market Fund................           725,000
                                                                    ------------
                 Total Short-Term Investments
                    (cost $1,450,000).........................         1,450,000
                                                                    ------------

             Total Investments (cost $10,481,248*).....   97.5%       15,534,829
             Other assets less liabilities.............    2.5           391,190
                                                         -----      ------------
             Net Assets ...............................  100.0%     $ 15,926,019
                                                         =====      ============

            *     Cost for Federal tax purposes is identical.

            +     Non-income producing security.

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                            JUNE 30, 2004 (UNAUDITED)

ASSETS
   Investments at market value (cost $10,481,248) .....................................    $ 15,534,829
   Cash ...............................................................................         514,853
   Receivable for Fund shares sold ....................................................          16,861
   Dividends and interest receivable ..................................................           5,905
   Other assets .......................................................................             947
                                                                                           ------------
      Total assets ....................................................................      16,073,395
                                                                                           ------------
LIABILITIES
   Payable for investment securities purchased ........................................         119,353
   Distribution fees payable ..........................................................           9,854
   Management fee payable .............................................................           3,820
   Accrued expenses ...................................................................          14,349
                                                                                           ------------
      Total liabilities ...............................................................         147,376
                                                                                           ------------
NET ASSETS ............................................................................    $ 15,926,019
                                                                                           ============
   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share .    $      6,144
   Additional paid-in capital .........................................................      11,208,278
   Net unrealized appreciation on investments (note 4) ................................       5,053,581
   Accumulated net realized loss on investments .......................................        (276,462)
   Accumulated net investment loss ....................................................         (65,522)
                                                                                           ------------
                                                                                           $ 15,926,019
                                                                                           ============
CLASS A
   Net Assets .........................................................................    $ 12,291,277
                                                                                           ============
   Capital shares outstanding .........................................................         471,333
                                                                                           ============
   Net asset value and redemption price per share .....................................    $      26.08
                                                                                           ============
   Offering price per share (100/95.75 of $26.08 adjusted to nearest cent) ............    $      27.24
                                                                                           ============
CLASS C
   Net Assets .........................................................................    $  2,129,954
                                                                                           ============
   Capital shares outstanding .........................................................          86,380
                                                                                           ============
   Net asset value and offering price per share .......................................    $      24.66
                                                                                           ============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ......................................    $      24.66*
                                                                                           ============
CLASS Y
   Net Assets .........................................................................    $  1,504,788
                                                                                           ============
   Capital shares outstanding .........................................................          56,724
                                                                                           ============
   Net asset value, offering and redemption price per share ...........................    $      26.53
                                                                                           ============

                 See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                             STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

INVESTMENT INCOME:
     Dividends ............................................    $ 46,782
     Interest .............................................       5,293
                                                               --------
                                                                           $ 52,075
Expenses:

     Management fee (note 3) ..............................     111,668
     Distribution and service fees (note 3) ...............      24,374
     Legal fees ...........................................      16,934
     Trustees' fees and expenses ..........................      13,213
     Transfer and shareholder servicing agent fees ........      10,045
     Shareholders' reports ................................       9,498
     Auditing and tax fees ................................       7,394
     Registration fees and dues ...........................       7,341
     Custodian fees .......................................       2,571
     Miscellaneous ........................................      13,327
                                                               --------
     Total expenses .......................................     216,365

     Management fee waived (note 3) .......................     (96,596)
     Expenses paid indirectly (note 5) ....................      (2,171)
                                                               --------
     Net expenses .........................................                  117,598
                                                                            --------

     Net investment loss ..................................                  (65,523)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions      (28,721)
     Change in unrealized appreciation on investments .....     762,934
                                                               --------

     Net realized and unrealized gain (loss) on investments                  734,213
                                                                            --------
     Net change in net assets resulting from operations ...                 $668,690
                                                                            ========

                See accompanying notes to financial statements.

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED
                                                               JUNE 30, 2004       YEAR ENDED
                                                                (UNAUDITED)     DECEMBER 31, 2003
                                                             ----------------   -----------------
OPERATIONS:
   Net investment loss ...................................      $    (65,523)      $    (74,618)
   Net realized gain (loss) from securities transactions .           (28,721)          (114,744)
   Change in unrealized appreciation on investments ......           762,934          3,577,919
                                                                ------------       ------------
      Change in net assets from operations ...............           668,690          3,388,557
                                                                ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 8):
   Class A Shares:
   Net realized gain on investments ......................                --                 --

   Class C Shares:
   Net realized gain on investments ......................                --                 --

   Class Y Shares:
   Net realized gain on investments ......................                --                 --
                                                                ------------       ------------
      Change in net assets from distributions ............                --                 --
                                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS (NOTE 7):
   Proceeds from shares sold .............................         3,131,398          5,175,850
   Short-term trading redemption fee .....................             1,025                 --
   Reinvested dividends and distributions ................                --                 --
   Cost of shares redeemed ...............................        (1,454,412)        (1,002,631)
                                                                ------------       ------------
      Change in net assets from capital share transactions         1,678,011          4,173,219
                                                                ------------       ------------

      Change in net assets ...............................         2,346,701          7,561,776

NET ASSETS:
   Beginning of period ...................................        13,579,318          6,017,542
                                                                ------------       ------------

   End of period .........................................      $ 15,926,019       $ 13,579,318
                                                                ============       ============

                 See accompanying notes to financial statements.

                       AQUILA ROCKY MOUNTAIN EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. ORGANIZATION

      Aquila Rocky Mountain Equity Fund (the "Fund"), a diversified, open-end investment company, was organized on November 3, 1993 as a Massachusetts business trust and commenced operations on July 22, 1994. The Fund is authorized to issue an unlimited number of shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro rata portion of all Class C Shares acquired through reinvestment of dividends or other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. As of the report date, there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a)    MANAGEMENT ARRANGEMENTS:

     The Fund has a Sub-Advisory and Administration Agreement with Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor. Under this agreement, the Manager supervises the investments of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. Besides its sub-advisory services, it also provides all administrative services. This includes providing the office of the Fund and all related services as well as managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 1.50% on the first $15 million; 1.20% on the next $35 million and 0.90% on the excess over $50 million.

      For the six months ended June 30, 2004, the Fund incurred Management fees of $111,668, of which $96,596 were waived. The Manager had contractually undertaken to waive fees and/or reimburse Fund expenses during the period January 1, 2004 through December 31, 2004 so that total Fund expenses will not exceed 1.50% for Class A Shares, 2.25% for Class C Shares or 1.25% for Class Y Shares.

      Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)    DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended June 30, 2004, distribution fees on Class A Shares amounted to $14,320 of which the Distributor retained $1,372.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2004, amounted to $7,541. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's average net assets represented by Class C Shares and for the six months ended June 30, 2004, amounted to $2,513. The total of these payments with respect to Class C Shares amounted to $10,054 of which the Distributor retained $1,003.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the general Rocky Mountain region, with the bulk of sales commissions inuring to such dealers. For the six months ended June 30, 2004, total commissions on sales of Class A Shares amounted to $40,862 of which $4,365 was received by the Distributor.

c)    OTHER RELATED PARTY TRANSACTIONS:

      For the six months ended June 30, 2004, the Fund incurred $16,771 of legal fees allocable to Hollyer Brady Barrett & Hines LLP, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a Partner of Hollyer Brady Barrett & Hines LLP.

4. PURCHASES AND SALES OF SECURITIES

      During the six months ended June 30, 2004, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $916,186 and $9,480, respectively.

      At June 30, 2004, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $5,289,839 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $236,258 for a net unrealized appreciation of $5,053,581.

5. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in equity securities rather than leave cash on deposit.

6. PORTFOLIO ORIENTATION

      The Fund's investments are primarily invested in the securities of companies within the eight state Rocky Mountain region consisting of Colorado, Arizona, Idaho, Montana, Nevada, New Mexico, Utah and Wyoming and therefore are subject to economic and other conditions affecting the various states which comprise the region. Accordingly, the investment performance of the Fund might not be comparable with that of a broader universe of companies.

7. CAPITAL SHARE TRANSACTIONS

a)    Transactions in Capital Shares of the Fund were as follows:

                                         SIX MONTH ENDED
                                           JUNE 30, 2004                      YEAR ENDED
                                            (UNAUDITED)                    DECEMBER 31, 2003
                                     --------------------------       --------------------------
                                      SHARES           AMOUNT          SHARES          AMOUNT
                                      ------           ------          ------          ------
CLASS A SHARES:
   Proceeds from shares sold ..        97,011       $ 2,470,974        212,420       $ 4,259,877
   Reinvested dividends and
      distributions ...........            --                --             --                --
   Cost of shares redeemed ....       (40,756)       (1,045,752)       (36,483)         (759,051)
                                     --------       -----------       --------       -----------
      Net change ..............        56,255         1,425,222        175,937         3,500,826
                                     --------       -----------       --------       -----------

CLASS C SHARES:
   Proceeds from shares sold ..        22,548           548,104         37,062           786,448
   Reinvested dividends and
      distributions ...........            --                --             --                --
   Cost of shares redeemed ....       (13,726)         (334,036)       (10,082)         (207,947)
                                     --------       -----------       --------       -----------
      Net change ..............         8,822           214,068         26,980           578,501
                                     --------       -----------       --------       -----------

CLASS Y SHARES:
   Proceeds from shares sold ..         4,291           112,320          6,061           129,525
   Reinvested dividends and
      distributions ...........            --                --             --                --
   Cost of shares redeemed ....        (2,856)          (74,624)        (1,841)          (35,633)
                                     --------       -----------       --------       -----------
      Net change ..............         1,435            37,696          4,220            93,892
                                     --------       -----------       --------       -----------
Total transactions in Fund
   shares .....................        66,512       $ 1,676,986        207,137       $ 4,173,219
                                     ========       ===========       ========       ===========

b) SHORT-TERM TRADING REDEMPTION FEE: The Fund and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Fund imposes a redemption fee of 2.00% of the shares' redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class Y Shares, if the redemption occurs within 120 days of purchase. The fee will be paid to the Fund and is designed to offset the costs to the Fund caused by short-term trading in Fund shares. The fee will not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder's death or disability. For the six months ended June 30, 2004, fees collected did not have a material effect on the financial highlights.

8. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of December 31, 2003 due to a net investment loss, Aquila Rocky Mountain Equity Fund reclassified $74,618 from accumulated undistributed net investment loss to paid-in capital. Net assets were not affected by these changes.

      At December 31, 2003, the Fund had a capital loss carryover of approximately $247,741, $1,652 of which expires on December 31, 2009 and $21,063 which expires on December 31, 2010 and $225,026 which expires on December 31, 2011. This carryover is available to offset future net gains on securities transactions to the extent provided for in the Internal Revenue Code and it is probable the gain so offset will not be distributed.

      As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

      Accumulated net realized loss                       $   (247,741)
      Unrealized appreciation                                4,290,647
                                                          ------------
                                                          $  4,042,906
                                                          ============

                        AQUILA ROCKY MOUNTAIN EQUITY FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       CLASS A
                                                       -----------------------------------------------------------------------
                                                       SIX MONTHS
                                                         ENDED                        YEAR ENDED DECEMBER 31,
                                                         6/30/04       -------------------------------------------------------
                                                       (UNAUDITED)       2001        2000        1999        1998        1997
                                                       -----------     -------     -------     -------     -------     -------
Net asset value, beginning of period .................   $ 24.92       $ 17.74     $ 20.96     $ 19.64     $ 19.96     $ 16.76
                                                         -------       -------     -------     -------     -------     -------

Income (loss) from investment operations:
    Net investment income (loss)+ ....................     (0.10)        (0.16)      (0.15)      (0.07)      (0.03)      (0.04)
    Net gain (loss) on securities (both
        realized and unrealized) .....................      1.26          7.34       (3.07)       1.58       (0.09)       3.48
                                                         -------       -------     -------     -------     -------     -------
    Total from investment operations .................      1.16          7.18       (3.22)       1.51       (0.12)       3.44
                                                         -------       -------     -------     -------     -------     -------
Less distributions (note 8):
    Dividends from net investment income .............        --            --          --          --          --          --
    Distributions from capital gains .................        --            --          --       (0.19)      (0.20)      (0.24)
                                                         -------       -------     -------     -------     -------     -------
    Total distributions ..............................        --            --          --       (0.19)      (0.20)      (0.24)
                                                         -------       -------     -------     -------     -------     -------
Net asset value, end of period .......................   $ 26.08       $ 24.92     $ 17.74     $ 20.96     $ 19.64     $ 19.96
                                                         =======       =======     =======     =======     =======     =======

Total return (not reflecting sales charge) ...........      4.65%++      40.47%     (15.36)%      7.73%      (0.55)%     20.56%

Ratios/supplemental data
    Net assets, end of period (in thousands) .........   $12,291       $10,345     $ 4,242     $ 2,403     $ 2,109     $ 1,363
    Ratio of expenses to average net assets ..........      1.53%*        1.50%       1.52%       1.60%       1.57%       1.55%
    Ratio of net investment loss to average
        net assets ...................................     (0.83)%*      (0.77)%     (0.82)%     (0.44)%     (0.20)%     (0.27)%
    Portfolio turnover rate ..........................      0.07%++       3.01%       1.81%      28.54%      29.27%       6.45%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

    Ratio of expenses to average net assets ..........      2.79%*        3.25%       4.15%       4.81%       5.57%       5.86%
    Ratio of net investment loss to average
        net assets ...................................     (2.09)%*      (2.51)%     (3.45)%     (3.66)%     (4.20)%     (4.59)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets ..........      1.50%*        1.48%       1.50%       1.50%       1.51%       1.51%

----------------
Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of
      Investment Adviser, replacing KPM Investment Management, Inc. Effective January 1, 2004, Aquila Management Corporation, founder of the Fund, assigned its Advisory and Administration Agreement to its wholly-owned subsidiary, Aquila Investment Management LLC.

+ Per share amounts have been calculated using the monthly average shares method.

++    Not annualized

*     Annualized


                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                               CLASS C
                                             -----------------------------------------------------------------------

                                              SIX MONTHS
                                                ENDED                          YEAR ENDED JUNE 30,
                                               6/30/04        -----------------------------------------------------
                                             (UNAUDITED)       2003        2002        2001        2000        1999
                                             -----------      ------      ------      ------      ------      ------
Net asset value, beginning of period .......    $23.66        $16.96      $20.19      $19.07      $19.53      $16.53
                                                ------        ------      ------      ------      ------      ------
Income (loss) from investment operations:
    Net investment income (loss)+ ..........     (0.19)        (0.30)      (0.28)      (0.21)      (0.17)      (0.19)
    Net gain (loss) on securities
        (both realized and unrealized) .....      1.19          7.00       (2.95)       1.52       (0.09)       3.43
                                                ------        ------      ------      ------      ------      ------
        Total from investment operations ...      1.00          6.70       (3.23)       1.31       (0.26)       3.24
                                                ------        ------      ------      ------      ------      ------
Less distributions (note 8):
    Distributions from net investment income        --            --          --          --          --          --
    Distributions from capital gains .......        --            --          --       (0.19)      (0.20)      (0.24)
                                                ------        ------      ------      ------      ------      ------
    Total distributions ....................        --            --          --       (0.19)      (0.20)      (0.24)
                                                ------        ------      ------      ------      ------      ------
Net asset value, end of period .............    $24.66        $23.66      $16.96      $20.19      $19.07      $19.53
                                                ======        ======      ======      ======      ======      ======
Total return (not reflecting sales charge) .      4.23%++      39.50%     (16.00)%      6.91%      (1.28)%     19.63%

Ratios/supplemental data
    Net assets, end of period (in thousands)    $2,130        $1,835      $  858      $  372      $  242      $  185
    Ratio of expenses to average net assets       2.27%*        2.26%       2.26%       2.34%       2.29%       2.34%
    Ratio of net investment income (loss)
        to average net assets ..............     (1.57)%*      (1.53)%     (1.56)%     (1.23)%     (0.94)%     (1.10)%

Portfolio turnover rate ....................      0.07%++       3.01%       1.81%      28.54%      29.27%       6.45%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

    Ratio of expenses to average net assets       3.54%*        4.02%       4.95%       5.52%       6.32%       6.59%
    Ratio of net investment loss to
        average net assets .................     (2.84)%*      (3.29)%     (4.25)%     (4.40)%     (4.97)%     (5.35)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets       2.24%*        2.24%       2.25%       2.25%       2.23%       2.30%


                                                                               CLASS Y
                                               ----------------------------------------------------------------------
                                                SIX MONTHS
                                                  ENDED                         YEAR ENDED JUNE 30,
                                                 6/30/04       ------------------------------------------------------
                                               (UNAUDITED)      2003        2002        2001        2000        1999
                                               -----------     ------      ------      ------      ------      ------
Net asset value, beginning of period .......      $25.32       $17.97      $21.19      $19.81      $20.07      $16.82
                                                  ------       ------      ------      ------      ------      ------
Income (loss) from investment operations:
    Net investment income (loss)+ ..........       (0.07)       (0.10)      (0.10)      (0.02)       0.03       (0.01)
    Net gain (loss) on securities
        (both realized and unrealized) .....        1.28         7.45       (3.12)       1.59       (0.09)       3.50
                                                  ------       ------      ------      ------      ------      ------
        Total from investment operations ...        1.21         7.35       (3.22)       1.57       (0.06)       3.49
                                                  ------       ------      ------      ------      ------      ------
Less distributions (note 8):
    Distributions from net investment income          --           --          --          --          --          --
    Distributions from capital gains .......          --           --          --       (0.19)      (0.20)      (0.24)
                                                  ------       ------      ------      ------      ------      ------
    Total distributions ....................          --           --          --       (0.19)      (0.20)      (0.24)
                                                  ------       ------      ------      ------      ------      ------
Net asset value, end of period .............      $26.53       $25.32      $17.97      $21.19      $19.81      $20.07
                                                  ======       ======      ======      ======      ======      ======
Total return (not reflecting sales charge) .        4.78%++     40.90%     (15.20)%      7.97%      (0.25)%     20.78%

Ratios/supplemental data
    Net assets, end of period (in thousands)      $1,505       $1,400      $  918      $1,040      $  962      $   922
    Ratio of expenses to average net assets         1.27%*       1.25%       1.26%       1.35%       1.29%       1.33%
    Ratio of net investment income (loss)
        to average net assets ..............       (0.58)%*     (0.51)%      0.56%      (0.18)%      0.06%      (0.09)%

Portfolio turnover rate ....................        0.07%*++     3.01%       1.81%      28.54%      29.27%       6.45%

The expense and net investment income ratios without the effect of the voluntary waiver of fees and the voluntary expense reimbursement were:

    Ratio of expenses to average net assets         2.54%*       3.05%       3.87%       4.59%       5.32%       5.60%
    Ratio of net investment loss to
        average net assets .................       (1.84)%*     (2.32)%     (3.16)%     (3.42)%     (3.96)%     (4.36)%

The expense ratios after giving effect to the waivers, reimbursements and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets         1.25%*       1.23%       1.25%       1.25%       1.23%       1.30%

-----------
Note: Effective July 28, 1999, Aquila Management Corporation assumed the role of investment adviser, replacing KPM Investment Management, Inc. Effective January 1, 2004, Aquila Management Corporation, founder of the Fund, assigned its Advisory and Administration Agreement to its wholly-owned subsidiary, Aquila Investment Management LLC.

+ Per share amounts have been calculated using the monthly average shares method.

++    Not annualized

*     Annualized

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila(SM) Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your fund twice a year in the semi-annual and annual reports you receive. You should know, however, that we prepare, and have available, portfolio listings at the end of each quarter.

      Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website (www.aquilafunds.com) or call us at 1-800-437-1020.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Proxy Voting and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-437-1020). This information is also available at http://www.aquilafunds.com/EquityFunds/armef/armefmain.htm or on the SEC's Web site - www.sec.gov
--------------------------------------------------------------------------------

FOUNDER
    AQUILA MANAGEMENT CORPORATION

MANAGER
    AQUILA INVESTMENT MANAGEMENT LLC
    380 Madison Avenue, Suite 2300
    New York, New York 10017

BOARD OF TRUSTEES
    Lacy B. Herrmann, Chairman
    Tucker Hart Adams
    Arthur K. Carlson
    Gary C. Cornia
    Diana P. Herrmann
    Cornelius T. Ryan

OFFICERS
    Diana P. Herrmann, Vice Chair and President
    Barbara S. Walchli, Senior Vice President and Portfolio Manager Marie E. Aro, Senior Vice President
    James M. McCullough, Senior Vice President
    Kimball L. Young, Senior Vice President
    Christine L. Neimeth, Vice President
    Emily T. Rae, Vice President
    Alan R. Stockman, Vice President
    Joseph P. DiMaggio, Chief Financial Officer and Treasurer
    Edward M.W. Hines, Secretary

DISTRIBUTOR
    AQUILA DISTRIBUTORS, INC.
    380 Madison Avenue, Suite 2300
    New York, New York 10017

CUSTODIAN
    BANK ONE TRUST COMPANY, N.A.
    1111 Polaris Parkway
    Columbus, Ohio 43240

TRANSFER AND SHAREHOLDER SERVICING AGENT
    PFPC Inc.
    760 Moore Road
    King of Prussia, Pennsylvania 19406

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    KPMG LLP
    757 Third Avenue
    New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.


ITEM 2.  CODE OF ETHICS.
		Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
		Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
		Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
		Not applicable.

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

905:   	Not applicable.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the fling of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA ROCKY MOUNTAIN EQUITY FUND

By:  /s/  Lacy B. Herrmann
---------------------------------
Chairman of the Board
September 6, 2004

By:  /s/  Diana P. Herrmann
---------------------------------
Vice Chair, Trustee and President
September 6 2004


By:  /s/  Joseph P. DiMaggio
-----------------------------------
Chief Financial Officer and Treasurer
September 6, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/  Lacy B. Herrmann
---------------------------------
Lacy B. Herrmann
Chairman of the Board
September 6, 2004

By:  /s/  Diana P. Herrmann
---------------------------------
Diana P. Herrmann
Vice Chair, Trustee and President
September 6, 2004

By:  /s/  Joseph P. DiMaggio
-----------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
September 6, 2004